                                                                  EXHIBIT 10.B.1

         SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT dated as of March 28, 2002 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), is by and among EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (formerly known AS LEVIATHAN GAS PIPELINE PARTNERS, L.P., the "Borrower"), EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (formerly known as LEVIATHAN FINANCE CORPORATION, the "Co-Borrower"), CREDIT LYONNAIS NEW YORK BRANCH and FIRST UNION NATIONAL BANK, as Co-Syndication Agents, FLEET NATIONAL BANK and FORTIS CAPITAL CORP., as Co-Documentation Agents, JPMORGAN CHASE BANK, a New York banking corporation formerly known as The Chase Manhattan Bank, as Administrative Agent, and the several banks and other financial institutions signatories hereto, and shall amend the FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 23, 1995, as amended and restated through May 16, 2001, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of October 10, 2001 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, the Co-Borrower, the several banks and other financial institutions (the "Lenders") parties thereto, Credit Lyonnais New York Branch and First Union National Bank, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

         WHEREAS, the Borrower desires to create additional wholly-owned Unrestricted Subsidiaries (as defined in the Credit Agreement) to be used in connection with the acquisition of pipeline and transmission assets located in Texas and New Mexico;

         WHEREAS, the Borrower desires to form a Joint Venture for the construction and financing of a Moses-type floating tension leg platform to be located in the Gulf of Mexico;

         WHEREAS, in connection with the acquisition of the Texas and New Mexico pipeline and transmission assets, the Borrower desires to contribute, or cause to be contributed, the assets of Argo, the current owner of the existing tension leg platform located in the Gulf of Mexico, to or on behalf of a newly formed Unrestricted Subsidiary wholly owned by Green Canyon as part of the Texas and New Mexico pipeline and transmission asset acquisition;

         WHEREAS, the Borrower desires to fund future additional investments in such Unrestricted Subsidiaries and the Joint Venture;

         WHEREAS, the Borrower desires to correct and clarify certain other matters related to the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders modify and amend the Credit Agreement as more fully described herein;

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        WHEREAS, the Lenders are willing to agree to the amendments being requested by the Borrower, but only on the terms and subject to the conditions set forth in this Second Amendment; and

        WHEREAS, each of the signatories hereto is a party to the Credit Agreement.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

1.      Amendments.  The Credit Agreement is hereby amended as follows:

        (a)  Amendments to Section 1.1

            (i) The following definitions are hereby added to Section 1.1 of the Credit Agreement where alphabetically appropriate:

                  "EPN NGL": EPN NGL Storage, L.L.C., a Delaware limited
            liability company, formerly known as Crystal Properties and Trading Company, L.L.C.

                  "Gateway": Deepwater Gateway L.L.C., a Delaware limited
            liability company and a Joint Venture created by the Borrower and one or more Persons that are not Affiliates of the Borrower to initially develop and construct the Marco Polo Platform by, among other things, building and constructing platforms located in, and providing related services with respect to, the Marco Polo Field.

                  "Marco Polo Clawback": the "clawback" and similar obligations incurred by the Borrower and any Restricted Subsidiary under the Marco Polo Financing Documents in an aggregate amount not to exceed $30,000,000 at any one time outstanding.

                  "Marco Polo Financing": the loans made to Gateway under the
            Marco Polo Financing Documents.

                  "Marco Polo Financing Documents": (i) the Credit Agreement to
            be entered into among Gateway, as Borrower, JPMorgan Chase Bank, individually and as Administrative Agent, and the lenders party thereto and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated, renewed, replaced or otherwise modified from time to time.

                  "Marco Polo Field": the oil and gas property known as the
            "Marco Polo Field" located offshore Louisiana, in the Gulf of Mexico Outer Continental Shelf, including Green Canyon Blocks 474, 518-520, 562-564, 606-608, 652, and 830.

                  "Marco Polo Platform": the construction, installation and
            ownership by Gateway of a Moses-type four-column tension leg platform floating hull facility,

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            pipelines, processing facilities, and appurtenances in connection with the development of the Marco Polo Field.

                  "Second Amendment": the Second Amendment to Fifth Amended and
            Restated Credit Agreement dated as of March 28, 2002 among the Borrower, the Co-Borrower, the Lenders parties thereto, Credit Lyonnais New York Branch and First Union National Bank, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents and JPMorgan Chase Bank, a New York banking corporation, as Administrative Agent for the Lenders

                  "Texas Pipeline Acquisition": the acquisition by newly formed
            Unrestricted Subsidiaries, which are wholly owned (directly or indirectly) by Green Canyon, of certain pipelines, transmission facilities, processing facilities, and storage facilities located in Texas and New Mexico from Subsidiaries of El Paso for consideration up to an aggregate amount of $750,000,000.

                  "Texas Pipeline Financing Documents": (i) the Credit Agreement
            to be entered into among an Unrestricted Subsidiary wholly owned (directly or indirectly) by Green Canyon, as Borrower, JPMorgan Chase Bank, individually and as Administrative Agent, and the lenders party thereto and (ii) the other Loan Documents (as defined therein); in the case of (i) and (ii) above, as amended, restated, renewed, replaced or otherwise modified from time to time.

                  "Texas Pipeline Unrestricted Subsidiaries": The Unrestricted
            Subsidiaries formed or acquired and wholly owned (directly or indirectly) by Green Canyon to consummate the Texas Pipeline Acquisition.

            (ii) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

                  "Argo": Argo, L.L.C., a Delaware limited liability company, originally designated as an Unrestricted Subsidiary and redesignated as a Restricted Subsidiary effective as of April 2, 2002.

                  "Argo I" Argo I, L.L.C., a Delaware limited liability company, originally designated as an Unrestricted Subsidiary and redesignated as a Restricted Subsidiary effective as of April 2, 2002.

                  "Chase": JPMorgan Chase Bank, formerly known as The Chase
            Manhattan Bank.

                  "Ewing Bank": Ewing Bank Gathering Company, L.L.C., a Delaware
            limited liability company, which has been subsequently merged into Flextrend.

                  "Intercreditor Agreement": the Intercreditor Agreement to be
            entered into in connection with the Marco Polo Financing, between the Administrative Agent, for the benefit of the Lenders, and the administrative agent for the lenders in

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
            connection with the Marco Polo Financing, and acknowledged by the Borrower, substantially in the form of the Intercreditor Agreement dated as of June 30, 2000, between The Chase Manhattan Bank, as EPLP Administrative Agent and The Chase Manhattan Bank, as Argo Administrative Agent, which Intercreditor Agreement will provide the pari passu Liens on the Collateral as described in subsection 8.3(i), as amended, modified and supplemented from time to time.

                  "Joint Venture": any Person in which the Borrower and/or its
            Subsidiaries hold more than 5% but less than a majority of the equity interests, and which does not constitute a Subsidiary of the Borrower, whether direct or indirect; provided that Gateway and its Subsidiaries shall be deemed a Joint Venture for purpose of the Loan Documents unless any such Person becomes a Subsidiary in accordance with the definition thereof and the Borrower designates such Person as a Subsidiary.

                  "Restricted Subsidiary": any Subsidiary of the Borrower other than an Unrestricted Subsidiary. Subject to the right to redesignate certain Restricted Subsidiaries as Unrestricted Subsidiaries in accordance with the definition of "Unrestricted Subsidiary", all of the Subsidiaries of the Borrower as of April 2, 2002 other than the Texas Pipeline Unrestricted Subsidiaries are Restricted Subsidiaries. Notwithstanding the foregoing, any Subsidiary which guarantees the Senior Subordinated Notes shall be a Restricted Subsidiary. Any Subsidiary designated as an Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary with the consent of the Required Lenders as long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1 after giving effect thereto.

                  "Subsidiary Guarantors": collectively, Argo, Argo I, Argo II,
            Crystal Holding, Delos, EP Deepwater, EP Operating, EP Transport, EPN NGL, First Reserve, Flextrend, Green Canyon, Hattiesburg Sales, Hattiesburg Storage, Manta Ray, Petal Gas Storage, Poseidon, VK Deepwater, VK Main Pass, each other Restricted Subsidiary and any other Subsidiary of the Borrower which, from time to time, may become party to the Subsidiaries Guarantee. Notwithstanding anything to the contrary in the Loan Documents, El Paso Energy Partners Finance Corporation shall be the Co-Borrower and not a Subsidiary Guarantor.

                  "Unrestricted Subsidiary": any Subsidiary of the Borrower (a)
            which becomes a Subsidiary of the Borrower after the date hereof and, at the time it becomes a Subsidiary, is designated as an Unrestricted Subsidiary, in each case pursuant to a written notice from the Borrower to the Administrative Agent, (b) which has not acquired any assets (other than cash made available pursuant to this Agreement or as permitted by subsection 8.8(h) for the Texas Pipeline Unrestricted Subsidiaries) from the Borrower or any Restricted Subsidiary, (c) which has no Indebtedness, Guarantee Obligations or other obligations other than Non-Recourse Obligations and (d) which has not guaranteed the Senior Subordinated Notes. Any Subsidiary designated as a Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary with the consent of the Required Lenders as long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the financial covenants in Section 8.1 after giving effect thereto. Notwithstanding the foregoing, the Texas Pipeline Unrestricted Subsidiaries shall be deemed to be Unrestricted Subsidiaries unless redesignated as Restricted Subsidiaries in accordance with this Agreement.

            (iii) The following definitions in Section 1.1 of the Credit Agreement are hereby deleted in their entirety:

                           "Argo Clawback"

                           "Argo Financing"

                           "Argo Financing Documents"

                           "Argo Unrestricted Subsidiaries"

                           "Crystal Trading"

                           "Prince Project"

                           "Viosca Knoll"

         (b) Amendments to Section 4.13

             (i) Section 4.13(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

             (b) Marco Polo Financing Transactions.

             (i) the contribution by the Borrower and the Restricted Subsidiaries to Gateway of up to $60,000,000, in the aggregate, of cash and other assets related to the Marco Polo Platform;

             (ii) the pledge by the Borrower and the Restricted Subsidiaries of their equity interests in Gateway to secure Indebtedness of Gateway; and

             (iii) the incurrence by the Borrower of the Marco Polo Clawback, and the securing of the Marco Polo Clawback obligations by the collateral on a pari passu basis with the Obligations, subject to the Intercreditor Agreement.

             (ii) Section 4.13 of the Credit Agreement is hereby further amended by adding new subsections (d) and (e) as follows:

             (d) Texas Pipeline Acquisition Transactions

             (i) the creation of the Texas Pipeline Unrestricted Subsidiaries with an initial contribution by the Borrower and the Restricted Subsidiaries to such Texas Pipeline Unrestricted Subsidiaries (or on their behalf to El Paso or its Subsidiaries) of up to $200,000,000 in the aggregate, of which $105,000,000 will be in cash and $95,000,000 will be in the form of the Borrower's indirect ownership in Argo's assets for the purpose of consummating the Texas Pipeline Acquisition;

             (ii) additional investments or loans in or to the Texas Pipeline Unrestricted Subsidiaries in an amount equal to the Indebtedness permitted by Section 8.2(i) and 100% of the net proceeds of any equity issued by the Borrower or its Restricted Subsidiaries used to fund prepayments under the Texas Pipeline Financing Documents; and

             (iii) the sale and transfer by Flextrend of its 9% overriding royalty interest in the Prince Field to Argo.

         (c) Amendments to Section 5.15Section 5.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                   The Persons set forth on Schedule 5.15 constitute all of the
             Subsidiaries of the Borrower, and all Joint Ventures in which the Borrower owns any interest, as of the Closing Date, and the percentage of the equity interests owned by the Borrower in each such Person as of such date. The Persons set forth on Schedule 5.15A attached to the Second Amendment constitute all of the Subsidiaries of the Borrower and all Joint Ventures in which the Borrower owns any interest, after giving effect to the Texas Pipeline Acquisition. The Persons set forth on Schedule 5.15B attached to the Second Amendment constitute all of the Subsidiaries of the Borrower and all Joint Ventures in which the Borrower owns any interest, after giving effect to the Reorganization Transactions (as defined and permitted in the Texas Pipeline Financing Documents). Except for the Texas Pipeline Unrestricted Subsidiaries, each of the Subsidiaries listed on Schedule 5.15A and
             Schedule 5.15B is as of April 2, 2002 a Restricted Subsidiary.

         (d) Amendment to Article VII The introduction to Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:

                   The Borrower hereby agrees that, so long as the Revolving
             Credit Commitments remain in effect, any Revolving Credit Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports, and notices) shall cause each of its Restricted Subsidiaries and, with respect to Section 7.11, each of its Unrestricted Subsidiaries to:

         (e) Amendment to Section 7.10 Section 7.10(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

             (c) Notwithstanding anything to the contrary in any Loan Document, neither the Borrower nor any Restricted Subsidiary shall be obligated to (a) pledge under the Loan Documents any of its equity interest in any Joint Venture if such pledge is prohibited by any Contractual Obligation or to the extent such equity interest is pledged to another Person in accordance with subsection 8.3(h), (b) pledge under the Loan Documents any of its real property or (c) pledge under the Loan Documents any Capital Stock in any Texas Pipeline Unrestricted Subsidiary to the extent such Capital Stock is pledged to another Person in accordance with subsection 8.3(m).

         (f) Amendment to Section 7.11 Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

             (c) Notwithstanding any provision of the Loan Documents to the contrary (i) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations supporting obligations of Gateway that were assumed by it from Delos in connection with its formation, such Guarantee Obligations not to exceed $10,000,000 and (ii) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations (including Guarantee Obligations of which any lenders under the Marco Polo Financing Documents are the beneficiaries) consisting of guarantees of performance obligations of Unrestricted Subsidiaries as long as such guarantees do not constitute guarantees of payment.

         (g) Amendment to Section 8.2  Section 8.2 is hereby amended as follows:

             (i) the word "and" is deleted from the end of subsection (g) thereof;

             (ii) the period at the end of subsection (h) thereof is replaced with semicolon followed by the word "and"; and

             (iii) the following subsection (i) is added at the end of such section:

                   (i) other Indebtedness issued by the Borrower or its Restricted Subsidiaries in an aggregate amount up to $575,000,000, the proceeds of which shall be used to fund prepayments under the Texas Pipeline Financing Documents.

         (h) Amendments to Section 8.3

             (i) Section 8.3(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (h) the Borrower and its Restricted Subsidiaries may pledge on a non-recourse basis their equity interest in Gateway to secure Indebtedness of Gateway under the Marco Polo Financing Documents;

             (ii) Section 8.3 of the Credit Agreement is hereby further amended as follows:

                  (A) the word "and" is deleted from the end of subsection (k)
             thereof;

                  (B) the period at the end of subsection (l) thereof is
             replaced with semicolon followed by the word "and"; and

                  (C) the following subsection (m) is added at the end of such section:

                  (m) the Borrower and its Restricted Subsidiaries may pledge on a non recourse basis their Capital Stock in any or all of the Texas Pipeline Unrestricted Subsidiaries to secure Indebtedness of the Texas Pipeline Unrestricted Subsidiaries under the Texas Pipeline Financing Documents.

         (i) Amendment to Section 8.4 Section 8.4(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

             (g) Guarantee Obligations, in addition to those described in clauses (e) and (f) of this Section 8.4, of up to $30,000,000 in the aggregate incurred pursuant to the Marco Polo Clawback; and

         (j) Amendments to Section 8.8

             (i) Section 8.8(g) of the Credit Agreement is hereby amended by adding the words (-(i)) after 8.8(h) and deleting the word "and" after the semicolon

             (ii) Section 8.8(h) is hereby amended and restated in its entirety as follows:

                   (h) capital contributions, loans, or other investments consisting of up to $60,000,000 of cash and other assets to or in Gateway; and

             (iii) Section 8.8 of the Credit Agreement is hereby further amended by adding the following subsection (i) at the end of such section:

                   (i) capital contributions, loans and other investments in the Texas Pipeline Unrestricted Subsidiaries in an amount equal to $200,000,000 plus the Indebtedness permitted under Section 8.2(i) plus 100% of the net proceeds of any equity issued by the Borrower or its Restricted Subsidiaries which have been used to fund prepayments under the Texas Pipeline Financing Documents.

         2. Conditions to Effectiveness. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") on which all of the following conditions

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
precedent have been satisfied or waived: (i) the Borrower, the Co-Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Second Amendment and (ii) the Administrative Agent and the Lenders shall have received payment of all fees and costs payable by the Borrower on or before the Second Amendment Effective Date in connection with this Second Amendment.

         3. Miscellaneous.

         (a) Representations and Warranties. After giving effect to the effectiveness of this Second Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the Second Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

         (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

         (d) Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (e) Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (f) Redesignation of Argo and Argo I. The Borrower hereby designates Argo and Argo I, which are Unrestricted Subsidiaries of the Borrower, as Restricted Subsidiaries as of April 2, 2002. The Borrower hereby represents to the Administrative Agent and the Lenders that after giving effect to such redesignation, no Default or Event of Default shall have occurred and be continuing and the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1 after giving effect thereto. The Administrative Agent and the Lenders hereby consent to the redesignation of Argo and Argo I as Restricted Subsidiaries.

                                    *********

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.


                                    EL PASO ENERGY PARTNERS, L.P.


                                    By:    /s/ Keith Forman
                                    Name:  Keith Forman
                                    Title: Vice President and
                                           Chief Financial Officer


                                    EL PASO ENERGY PARTNERS FINANCE CORPORATION


                                    By:    /s/ Keith Forman
                                    Name:  Keith Forman
                                    Title: Vice President and
                                           Chief Financial Officer

                                    JPMORGAN CHASE BANK, formerly known as
                                    The Chase Manhattan Bank,
                                    as Administrative Agent and as a Lender


                                    By:    /s/ Steven Wood
                                    Name:  Steven Wood
                                    Title: Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH



                                    By:    /s/ Bernard Weymutter
                                    Name:  Bernard Weymutter
                                    Title: Senior Vice President

                                    FIRST UNION NATIONAL BANK



                                    By:    /s/ Philip Trinder
                                    Name:  Philip Trinder
                                    Title: Vice President

                                    FLEET NATIONAL BANK



                                    By:    /s/ Daniel S. Schookling
                                    Name:  Daniel S. Schookling
                                    Title: Director

                                    ARAB BANKING CORPORATION (B.S.C.)


                                    By:    /s/ Robert J. Ivosevich
                                    Name:  Robert J. Ivosevich
                                    Title: Deputy General Manager

                                    THE BANK OF NOVA SCOTIA


                                    By:    /s/ N. Bell
                                    Name:  N. Bell
                                    Title: Assistant Agent

                                    BANK ONE, NA (MAIN OFFICE CHICAGO)



                                    By:    /s/ Dianne L. Russell
                                    Name:  Dianne L. Russell
                                    Title: Director

                                    BANK OF AMERICA, N.A.


                                    By:    /s/ Ronald E. McKaig
                                    Name:  Ronald E. McKaig
                                    Title: Managing Director

                                    CREDIT SUISSE FIRST BOSTON


                                    By:    /s/ Paul L. Colon
                                    Name:  Paul L. Colon
                                    Title: Vice President

                                    By:    /s/ Vanessa Gomez
                                    Name:  Vanessa Gomez
                                    Title: Associate

                                    FORTIS CAPITAL CORP.


                                    By:    /s/ Darrell W. Holley
                                    Name:  Darrell W. Holley
                                    Title: Managing Director

                                    By:    /s/ Deirdre Sanborn
                                    Name:  Deirdre Sanborn
                                    Title: Vice President

                                    BNP PARIBAS


                                    By:    /s/ Mark A. Cox
                                    Name:  Mark A. Cox
                                    Title: Director


                                    By:    /s/ Greg Smothers
                                    Name:  Greg Smothers
                                    Title: Vice President

                                    SUNTRUST BANK


                                    By:    /s/ Joseph M. McCreery
                                    Name:  Joseph M. McCreery
                                    Title: Vice President

                                    RZB FINANCE LLC


                                    By:    /s/ Frank J. Yautz
                                    Name:  Frank J. Yautz
                                    Title: First Vice President

                                    By:    /s/ John A. Valiska
                                    Name:  John A. Valiska
                                    Title: Vice President

                                    BAYERISCHE HYPO-UND VEREINSBANK, AG
                                    (New York Branch)


                                    By:    /s/ Shannon Batchman
                                    Name:  Shannon Batchman
                                    Title: Director

                                    By:    /s/ Marianne Weinzinger
                                    Name:  Marianne Weinzinger
                                    Title: Director

                                    THE ROYAL BANK OF SCOTLAND plc,
                                    New York Branch


                                    By:    /s/ Patricia J. Dundee
                                    Name:  Patricia J. Dundee
                                    Title: Senior Vice President

                                    CITICORP USA


                                    By:    /s/ David Harris
                                    Name:  David Harris
                                    Title: Vice President

                                    NATEXIS BANQUES POPULAIRES


                                    By:    /s/ Daniel Payer
                                    Name:  Daniel Payer
                                    Title: Vice President

                                    By:    /s/ Louis P. Laville, III
                                    Name:  Louis P. Laville, III
                                    Title: Vice President and Group Manager

                                    ROYAL BANK OF CANADA


                                    By:    /s/ Tom J. Oberaigner
                                    Name:  Tom J. Oberaigner
                                    Title: Senior Manager